SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, For Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

                               MARGO CARIBE, INC.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

        [X] No fee required.

        [ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

        -----------------------------------------------------------------

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                              FRIDAY, MAY 30, 2003

        -----------------------------------------------------------------





     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholder's of Margo Caribe, Inc. ("Margo") will be held on Friday, May 30, 2003 at 10:00 a.m., local time, at the offices of Pietrantoni Mendez & Alvarez LLP, Suite 1901, Banco Popular Center, 209 Munoz Rivera Avenue, San Juan, Puerto Rico, to consider and vote upon the following proposals:

               (1) To elect six directors;

               (2) To approve The Margo Caribe, Inc. 2003 Restricted Stock Plan;

               (3) To ratify the appointment of Deloitte & Touche LLP as independent accountants of Margo for the year ending December 31, 2003; and

               (4) To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     The Board of Directors has designated the close of business on April 15, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any and all adjournments thereof.

     In order to assure that your vote will be counted, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage paid envelope.

                                             By order of the Board of Directors,



                                                      Margaret D. Spector
                                                           Secretary

Vega Alta, Puerto Rico
May 7, 2003

                               MARGO CARIBE, INC.
                                    Road 690
                                  Kilometer 5.8
                          Vega Alta, Puerto Rico 00762


                      ------------------------------------


                                 PROXY STATEMENT

                      ------------------------------------



                         ANNUAL MEETING OF STOCKHOLDERS
                           to be held on May 30, 2003


     This proxy statement is being furnished to the holders of the common stock, $.001 par value ("Margo Common Stock") of Margo Caribe, Inc., a Puerto Rico corporation ("Margo"), in connection with the solicitation of proxies by the Board of Directors of Margo for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the place and time and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and accompanying form of proxy are first being sent to stockholders on or about May 9, 2003.

     The Board of Directors has ordered the Annual Meeting to be held on Friday, May 30, 2003, and has fixed the close of business on April 15, 2003, as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Margo Common Stock is necessary to constitute a quorum at the meeting. In determining the presence of a quorum at the Annual Meeting, abstentions are counted and "broker non-votes" are not. A "broker non-vote" results when a broker or nominee has physically indicated on the proxy that it does not have discretionary authority to vote on a particular matter (even though those shares may be entitled to vote on other matters).

     As of the Record Date, Margo had 2,079,889 outstanding shares of Margo Common Stock. Holders of Margo Common Stock are entitled to one vote per share, exercisable in person or by proxy, at all meetings of stockholders. The Margo Common Stock is the only class of Margo's securities which is entitled to vote on any matter submitted to a vote at the Annual Meeting.

     Proxies in the accompanying form, properly executed, duly returned to Margo and not revoked, will be voted in the manner specified. If no instructions are made, such shares will, except as provided in the second paragraph of this proxy statement, be voted (i) for the election of the nominees for directors named in this proxy statement; (ii) for the approval of The Margo Caribe, Inc. 2003 Restricted Stock Plan; (iii) to ratify the appointment of Deloitte & Touche LLP as independent accountants of Margo; and (iv) in the proxyholders' discretion on any other matters that may properly come before the Annual Meeting. Returning a signed proxy will not affect a stockholder's right to attend the Annual Meeting and to vote in person, since proxies are revocable. A proxy for the Annual Meeting may be revoked at any time prior to its use by submission of a later dated proxy, by delivery of written notice of revocation to the Chairman of the Board of Margo, or by voting in person at the Annual Meeting. Presence at the Annual Meeting does not of itself revoke a proxy.

     Margo will pay the entire cost of soliciting proxies for the Annual Meeting. Solicitation of proxies may be made through personal visits or telephone calls to stockholders or their representatives by officers and other employees of Margo, who will receive no additional compensation therefor.

                              ELECTION OF DIRECTORS

     Mark Greene resigned as a director during the year in order to avoid a potential conflict of interest because he was investing in a joint venture in which Margo was also investing. John A. Wing and Margaret D. Spector have informed the Company that they do not intend to stand for reelection at the 2003 Annual Meeting of Stockholders. In connection with these decisions, the Board voted to reduce the number of directors to six. Mr. Jairo Estrada is being nominated for election as a director for the first time at the 2003 Annual
Meeting of Stockholders. Accordingly, at the Annual Meeting, six directors comprising the entire Board of Directors of Margo are to be elected. The Board of Directors has nominated the following nominees to serve until the 2004 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

                               Michael J. Spector
                               Blas R. Ferraiuoli
                                Michael A. Rubin
                               Ramon L. Dominguez
                              J. Fernando Rodriguez
                                  Jairo Estrada

     The Board of Directors recommends that stockholders vote FOR the election of the six nominees listed above. Michael J. Spector and Margaret D. Spector (the "Spectors") jointly own more than a majority of the outstanding shares of Margo Common Stock. As a result, the Spectors have sufficient votes to elect all of the nominees to Margo's Board of Directors. See "Security Ownership of Certain Beneficial Owners and Management." The Spectors have indicated that they intend to vote for each of the nominees listed above.

     Once a quorum is present, the directors must be elected by a majority of the votes cast by the shares of Margo Common Stock entitled to vote at the Annual Meeting. Abstentions and broker non- votes will not have an effect on the election of directors of Margo. In the absence of instructions to the contrary, the persons named in the accompanying proxy will vote the shares represented thereby in favor of such nominees. In addition, though management does not anticipate that any of the persons named above will be unable, or will decline, to serve, if any of the persons named above is unable to serve or declines to serve, the persons named in the accompanying proxy may vote for another person, or persons, in their discretion.

Information Concerning Nominees for Election

     The following table sets forth information with respect to each nominee for election to the Board of Directors. The business experience of each individual is set forth in the paragraphs following the table.


                          Age at                  Position              Director
     Nominee          March 15, 2003             with Margo              Since
     -------          --------------             ----------              -----

Michael J. Spector          56                   Chairman,               1981
                                              Chief Executive
                                            Officer and Director
Blas R. Ferraiuoli          58                    Director               1988
Michael A. Rubin            60                    Director               1995
Ramon L. Dominguez          49                    Director               2001
J. Fernando Rodriguez       39            Director, President and        2001
                                          Chief Operating Officer
Jairo Estrada               55                    Director                ---

     MR. SPECTOR currently serves as the Chairman of the Board and Chief Executive Officer and is a director of Margo. He has held these positions since the organization of Margo in 1981. His wife, Margaret D. Spector, is Secretary and a director of Margo.

     MR. FERRAIUOLI was elected a director of Margo in 1988 and continues to hold that position. He has had his own law practice since June 1994.

     MR. RUBIN was elected a director of Margo in 1995 and continues to hold that position. Mr. Rubin is an attorney engaged in private practice. He has been a partner in the law firm of Michael A. Rubin, P.A., Coral Gables, Florida, for more than the past five years. Mr. Rubin serves as a director of the Herzfeld Caribbean Basin Fund, Inc.

     MR. DOMINGUEZ was elected as a director of Margo on October 26, 2001. Mr. Dominguez has served as the President of San Juan Holdings, Inc. (investment banking) since February 1998 and as the President of RD Capital Group, Inc. (broker-dealer) since July 1994.

     MR. RODRIGUEZ was elected as a director of Margo on October 26, 2001. Mr. Rodriguez has served as the President and Chief Operating Officer of Margo since March 5, 2001. From March 3, 1995 to March 4, 2001, Mr. Rodriguez served as Executive Vice President of Retail Banking for Banco Santander Puerto Rico.

     MR. ESTRADA is being nominated to the Board of Directors for the first time at the 2003 Annual Meeting of Stockholders. Mr. Estrada has served as the Chairman of the Board of N.S.C. of Puerto Rico, a manufacturing company serving the pharmaceutical industry since 1999. From December 1985 to August 1996, Mr. Estrada was the Chairman of the Board and Chief Executive Officer of Garden Way Incorporated. Prior to joining Garden Way in 1972, Mr. Estrada was a Senior Consultant with KPMG Peat Marwick in Albany, New York, the Caribbean Islands and South America. Mr. Estrada is a member of the Board of Directors of Flow Management Technologies, Inc. (a health company), World Wide Education Services (not for profit education entity) and Velcero, Inc. (internet service solution provider). He is also a member of the Advisory Board of the American College of the Immaculate Conception of Leuven, Belgium; and the Board of Directors of Telefonos Publicos de Puerto Rico and MBTI of Puerto Rico.

Compensation of Directors

     The directors of Margo who are not employees of Margo are paid a quarterly retainer fee of $1,000 and an additional fee of $1,000 for each meeting of the Board (or committee thereof) attended in person, or $250 for each meeting of the Board (or committee thereof) conducted by telephone conference, plus any travel and out-of-pocket expenses incurred in connection with the performance of their duties. No separate fees are paid for committee meetings attended on the same day as a Board meeting. The directors of Margo who are employed by Margo do not receive additional compensation for serving as directors. Margo also provides directors liability insurance for its directors.

     As provided under Margo's 1998 Stock Option Plan (the "1998 Plan") adopted April 23, 1998, any nonemployee director of Margo who is in office on the first business day following any annual meeting of shareholders shall automatically receive on such date an option to acquire 2,750 shares of Margo Common Stock at the market price on such date. During 2002, Messrs. Ferraiuoli, Rubin, Wing, Dominguez, Greene and Mrs. Spector each received options to acquire 2,750 shares of Margo Common Stock at an exercise price of $3.18 ($3.50 for Mrs. Spector) expiring on May 25, 2012 in accordance with the 1998 Plan. All share amounts and exercise prices have been adjusted for the 10% stock dividend effective June 28, 2002.

Directors' Meetings, Committees and Fees

     The Board of Directors held four meetings during 2002. Each member of the Board of Directors attended at least 75% of the Board meetings and meetings held by all Committees on which he or she served during such period.

     Margo has an audit committee which reviews the results of Margo's audits and selects Margo's accountants. The Functions of the Audit Committee are described below under the caption "Report of the Audit Committee."

     This committee held six meetings during 2002. The current members of the audit committee are Messrs. Dominguez, Wing and Rubin. During the year, the Board examined the composition of the Audit Committee in light of the adoption by Nasdaq of new rules governing audit committees. Based upon this examination, the Board confirmed that all members of the Audit Committee are "independent" within the meaning of Nasdaq's rules.

     Margo also has a Compensation Committee which is responsible for the development and administration of Margo's compensation program. The Compensation Committee held two meetings during 2002. The members of the Compensation Committee are Messrs. Dominguez, Wing and Rubin.

     Presently, Margo's Board of Directors has no standing nominating committee and nominations are made by the Board of Directors as a whole.

Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee are Messrs. Dominguez, Wing and Rubin, none of whom are employed by Margo. During 2002, none of the executive officers of Margo served as a director, executive officer or compensation committee member of another entity which had an executive officer who served as compensation committee member or director of Margo. Mr. Rubin, who is a director of Margo, has his own law practice and was engaged by Margo during 2002 to render legal services.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth, as of March 15, 2003, the number of shares of Margo Common Stock owned beneficially by the following persons and the percentage of all shares outstanding represented by such ownership: (a) each director and nominee for director of Margo; (b) all executive officers, directors and nominees of Margo as a group; and (c) each person or entity known by Margo to be the beneficial owner of more than five percent (5%) of the outstanding Margo Common Stock. Unless otherwise stated, all shares are held with sole investment and voting power.

                     Security Ownership as of March 15, 2003
                     ---------------------------------------

             Name                      Amount Beneficially
 (Position with the Company)              Owned(1)(5)      Percent of Class(1)
 ---------------------------              -----------      -------------------

Michael J. Spector                        1,469,699(2)           68.8%
(Executive Officer and Director)

Margaret D. Spector                       1,469,699(2)           68.8%
Carr. 690, Km. 5.8
Vega Alta, Puerto Rico 00646
(Executive Officer and Director)

J. Morton Davis                             205,643(3)            9.9%
D.H. Blair Holdings, Inc.
D.H. Blair Investment Banking Corp.
44 Wall Street
New York, New York 10005
(Five Percent Shareholder)

Jairo Estrada (Nominee)                            --            --

Blas Ferraiuoli (Director)                     17,600            (4)

Michael A. Rubin (Director)                    33,700             1.6%

Ramon L. Dominguez (Director)                  12,650            (4)

J. Fernando Rodriguez                          13,200            (4)
(President and Director)

John A. Wing (Director)                         2,750            (4)

All Executive Officers, Directors and     1,580,729(1)           72.1%
nominees as a Group (8 persons)

---------------
(1) For each person or group, the amount shown as beneficially owned includes the number of shares of common stock the named person(s) has the right to acquire upon exercise of stock options that are exercisable within 60 days of March 15, 2003 (except in the case of the Spectors in which case all shares issuable upon options are included irrespective of exercise date) as shown below:
          o    Michael J. Spector and Margaret D. Spector - 55,000 shares
          o    Blas R.  Ferraiuoli  - 13,750  shares
          o    Michael A. Rubin - 8,800 shares
          o    John A. Wing - 550 shares
          o    Ramon Dominguez - 550 shares
          o    J. Fernando Rodriguez - 11,000 shares
          o All Executive Officers and Directors as a Group - 112,200 shares Percent of class does not include shares of common stock issuable upon exercise of stock options held by other persons.
(2) Includes 1,045,873 shares held directly by Mr. Spector, 334,826 shares held by Mrs. Spector and 34,000 held jointly.
     Also includes stock options to acquire 33,000 and 22,000 shares held by Mr. Spector and Mrs. Spector, respectively. The Spectors share voting and investment power over the shares owned by each other.
(3) This amount consists of 21,780 shares held in the name of D.H. Blair Investment Banking Corp., a registered broker-dealer which is wholly-owned by D.H. Blair Holdings, Inc., which in turn is wholly-owned by J. Morton Davis and of 8,500 shares owned by Rosalind Davidowitz, the spouse of Mr. Davis. This amount is based upon a Schedule 13G, as amended on February 4, 2003, filed with the SEC.
(4)  Less than one percent.
(5)  Amount of shares adjusted for 10% stock dividend effective June 28, 2002.

         INFORMATION CONCERNING EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following table sets forth certain information regarding the executive officers of Margo as of March 15, 2003 who do not serve on Margo's Board of Directors.


    Name (Age)                                Positions with Margo
    ----------                                --------------------
Alfonso Ortega (49)                           Vice President, Treasurer
                                              and Chief Financial Officer

Rene Llerandi (43)                            Vice President - Marketing

     Officers serve at the discretion of the Board of Directors. All of the executive officers of Margo except Margaret D. Spector devote their full time to the operations of Margo.

Background of Executive Officers

     Set forth below is a summary of the background of each person who was an executive officer of Margo as of March 15, 2003, other than executive officers who also serve as directors.

     MR. ORTEGA currently serves as the Vice President, Treasurer and Chief Financial Officer of Margo. He has held this position since January 1993.

     MR. LLERANDI currently serves as Vice President of Marketing. He has held this position since April 1, 1993. He joined Margo in 1988 as Sales Manager for Puerto Rico.

                             EXECUTIVE COMPENSATION

Board Compensation Committee Report on Executive Compensation

     The following Report of the Compensation Committee on Executive Compensation shall not be deemed filed or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Margo specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Margo has a Compensation Committee which is principally responsible for the development and administration of Margo's compensation program.

     Margo's executive compensation program is designed to retain experienced management and to link compensation and returns to shareholders. To this end, Margo has developed a compensation strategy that ties a portion of executive compensation to Margo's performance and to appreciation in Margo's stock price. The overall objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in Margo's business strategy and to link executive and shareholder interests through the use of stock options linked to stock performance.

     The key elements of Margo's executive compensation consist of base salary, an annual bonus and the grant of stock options. Margo's policies with respect to each of these elements, including the basis for the compensation awarded to Mr. Michael J. Spector, Margo's chief executive officer, are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee will take into account the full compensation package afforded by Margo to the individual, including insurance and other benefits, as well as the programs described below.

Base Salaries

     Base salaries for new executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies in similar industries and markets.

     Annual salary adjustments are determined by evaluating the performance of Margo and of each executive officer, and also take into account new responsibilities. Non-financial performance measures are also considered. These include increase in market share, efficiency gains, improvements in product quality and improvements in relations with customers, suppliers and employees.

     During 2002 the Committee voted to increase Mr. Spector's base salary to $115,000. In making this decision the Compensation Committee took into account the improving financial results of the Company and the fact that Mr. Spector had not received a salary increase since 1998. Other factors that have and will be taken into account are the longevity of Mr. Spector's service to Margo and its belief that Mr. Spector is an excellent representative of Margo to the public by virtue of his stature in the community and his experience in the industry.

Annual Bonus

     Margo's executive officers are eligible for an annual bonus based on Margo's profitability and performance as a whole. All executive bonuses were recommended by the Chief Executive Officer.

     During 2002, bonuses for all executives were determined principally on a general evaluation of the performance of Margo as a whole and the individual performance of the executive. Mr. Spector received a bonus of $11,000 which was approximately 10% of his base salary.

Stock Based Compensation

     Under Margo's 1998 Plan, which was approved by shareholders, stock options may be granted to Margo's officers, directors and employees. Stock options are designed to provide additional incentive to employees and directors who provide services to Margo and its subsidiaries. The exercise price with respect to stock options under the 1998 Stock Option Plan is determined by the Compensation Committee. Under the 1998 Stock Option Plan, the option exercise price may not be less than 100% of the fair market value of the common stock on the date of grant. This approach is designed to incentivize the creation of shareholder value over the long term since the full benefit of the total compensation package cannot be realized unless stock price appreciation occurs over a number of years. Stock options were not granted to Mr. Spector during the past three years because of his large existing equity ownership in Margo.

     Grants of options are made by the Compensation Committee. The Committee may decide not to grant options in the event of poor corporate performance.

                             Compensation Committee
                            of the Board of Directors

                               Ramon L. Dominguez
                                Michael A. Rubin
                                  John A. Wing

Summary Compensation Table

     The following table sets forth information regarding compensation paid by Margo to its chief executive officer and chief operating officer for the fiscal years ended December 31, 2002, 2001 and 2000. Mr. Rodriguez was employed by the Company in March 2001. No other executive officer of Margo received total annual salary and bonus exceeding $100,000 during 2002, 2001 or 2000. The amount (and related exercise price) of options grants shown in the table have been adjusted for the 10% stock dividend effective June 28, 2002.


                                   Annual Compensation

                                                               Number of
                                                                 Stock
     Name of Individual and                                     Options        Other Annual
   Position with the Company    Year      Salary       Bonus    Granted       Compensation(1)
   -------------------------    ----      ------       -----    -------       ---------------
Michael J. Spector              2002     $115,000    $11,000     2,750(2)         $8,000
  Chairman,                     2001      102,000          -     2,750(2)          8,000
  Chief Executive Officer       2000      104,000          -     2,750(2)          8,000
   and Director

J. Fernando Rodriguez           2002     $160,000     15,000      55,000           8,000
  Director, President,
  and Chief Operating Officer   2001      118,000          -      27,500           4,600
------------------
(1)  Represents  matching  contribution under Margo's Salary Deferral Retirement
     Plan.

(2) Represents 2,500 options granted to his spouse, Margaret D. Spector for each of 2000, 2001, and 2002. Mr. Spector may be deemed to beneficially own the options granted to Mrs. Spector.


Grant of Stock Options

     The table below provides certain information regarding stock options granted to the officers named in the Cash Compensation Table. No stock options were granted to Michael J. Spector during the year that ended December 31, 2002, however, for SEC reporting purposes, Mr. Spector may be deemed to beneficially own the options granted to Margaret D. Spector. All share amounts and exercise prices have been adjusted for the 10% stock dividend effective June 28, 2002.




                                                                                             Potential
                                                                                         Realizable Value
                                                                                         at assumed annual
                                                                                          rates of stock
                                                                                        price appreciation
                                                                                          for option term

                        # of shares      % of total
                         underlying        options         Exercise
                          options        granted in         Price        Expiration
      Name               granted(1)      Fiscal Year      ($/shares)        Date          5%          10%
   ----------            ----------      -----------      ----------       ------        ----        ----
Michael J. Spector(1)      2,750            3.9%           $3.50(3)       05-25-12        $4,620     $13,063

J. Fernando Rodriguez     55,000           76.9%           $3.18          05-24-12      $110,000    $278,500

------------------
(1)  Represents options to acquire 2,750 shares granted to Margaret D. Spector.
(2)  Options become exercisable at the rate of 20% on the first, second,  third, fourth and fifth anniversary of the grant date.
(3)  The  exercise  price is based on the last sales  (110%)  price for  Margo's common stock on May 25, 2002, the date of grant.


Options Exercised During 2002 and Option Values at December 31, 2002

     The following table sets information on outstanding options held by Margo's executive officers and their value at December 31, 2002. There were no exercises of options during 2002 by any of the persons named in the Cash Compensation Table. Value is calculated as the difference between the last sales price of the Common Stock and the exercise price at December 31, 2002, the last day the Common Stock was traded during 2002.

                                                           Number of Shares              Value of Unexercised
                                                              Underlying                     In-The-Money
                                                         Unexercised Options                  Options at
                                                             at 12/31/02                    12/31/02(1)(2)
                                                            -------------                  ---------------
                              Shares
                             Acquired      Value    Exercisable    Unexercisable    Exercisable    Unexercisable
           Name            on Exercise   Realized   -----------    -------------    -----------    -------------
           ----            -----------   --------
Michael J. Spector(1)           -            -         46,750          8,250       $41,442(1)(2)     $ 6,765(1)(2)

J. Fernando Rodriguez           -            -          5,560         77,000       $10,395(3)        $74,030(3)

------------------
(1)  Includes 22,000 options held by Margaret D. Spector, the wife of Michael J.
     Spector.
(2)  Based on the last sales price of $3.77 per share on  December  31, 2002 and an  exercise  price of  $2.87,  $3.13,  $1.50,  $2.50,  $1.75 and $3.75 for
     22,000,   19,250,   2,200,  1,650,  1,100  and  550  exercisable   options,
     respectively, and an exercise price of $1.50, $2.50, $1.75, $3.75 and $3.50 for 550,  1,100,  1,650  and  2,200  and  2,750 of  unexercisable  options, respectively.
(3)  Based on the last sales price of $3.77 on December 31, 2002 and an exercise price of $1,88 for 5,500 exercisable options and an exercise price of $1.88 and $2.89 for 22,000 and 55,000 of unexercisable options, respectively.


Equity Compensation Plan Information

         The following table provides information as of December 31, 2002, regarding shares of common stock that may be issued to all Margo directors and employees under its 1988 Stock Benefits Plan and its 1998 Stock Option Plan, its only equity based compensation plan currently in effect as well as pursuant to non-qualified options granted to non-employee directors prior to 1998.


                                                                                                   Number of
                                                                                                   Securities
                                                                                                   Remaining
                                                                                                 Available for
                                                                                                Future Issuance
                                                                                                  Under Equity
                                                                                                  Compensation
                                                                Number of         Weighted-          Plans
                                                              Securities to        Average         (Excluding
                                                              be Issued Upon      Exercise         Securities
                                                               Exercise of        Price of         Reflected
                                                               Outstanding       Outstanding     in the Second
                                    Plan Category                Options           Options          Column)

Equity compensation plans
   approved by security          1988 Stock Benefits Plan          60,500            $2.86                 -
   holders.......................1998 Stock Option Plan           166,100            $2.49            33,900

Equity compensation plans        Non-qualified option
   not approved by security      grants to non-employee
   holders.......................directors prior to 1998           23,100            $2.86                 -
                                                                ---------         --------          --------

      Total......................                                 249,700            $2.61            33,900


Salary Deferral Retirement Plan

     During 1998, Margo established a Salary Deferral Retirement Plan (the "Retirement Plan") under the provisions of the Puerto Rico Internal Revenue Code of 1994. The Retirement Plan covers all employees who are at least 21 years of age and have completed one year of service. Under the terms of the retirement plan, Margo matches up to 100% of the pre-tax contributions made by employees in an amount equal to 10% of their basic salary subject to a maximum of $8,000. For the year ended December 31, 2002, Margo paid approximately $58,000 as matching contribution for all participants.

                                PERFORMANCE GRAPH

     The following performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Margo specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Performance Graph compares the yearly percentage change in Margo's cumulative total stockholder return on its Common Stock to that of the Center for Research in Securities Prices ("CRSP") Index for NASDAQ Stock Market (US Companies) and a Peer Group Index. The Peer Group Index consists of corporations engaged in the nursery business (Calloways Nursery Inc., Hines Horticulture Inc. and Griffin Land & Nurseries, Inc.). The Performance Graph assumes (i) that $100 was invested on December 31, 1997 in the case of each of the CRSP Index for NASDAQ Stock Market (U.S. Companies), the Peer Group Index and Margo's Common Stock; and (ii) the reinvestment of all dividends.

               Comparison of Five - Year Cumulative Total Returns
                              Performance Graph for
                               MARGO CARIBE, INC.

                Produced on 04/10/03 including data to 12/31/2002

CRSP Total Returns Index for:    12/1997 12/1998 12/1999 12/2000 12/2001 12/2002
-----------------------------    ------- ------- ------- ------- ------- -------
Margo Caribe, Inc.                 100.0   126.7   123.3   100.0   249.9   221.2
Nasdaq Stock Market (US Companies) 100.0   141.0   261.5   157.8   125.2    86.5
Self - Determined Peer Group       100.0   154.8   145.7    72.5    89.6    81.6

Companies in the Self-Determined Peer Group
     CALLOWAYS NURSERY INC              GRIFFIN LAND AND NURSERIES INC
     HINES HORTICULTURE INC


Notes:
     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C. If the monthly interval, based on fiscal year-end, is not a trading day, the preceding trading day is used.
     D.   The index level for all series was set to $100.0 on 12/31/1997.

                               -----------------

     Prepared by CRSP (www.crsp.uchicago.edu), Center for Research in Security Prices. Graduate School of Business, The University of Chicago. Used with permission. All rights reserved.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Lease and Option to Purchase Puerto Rico Nursery Farm

     Effective January 1, 1993, Margo and the Spectors entered into a lease agreement with respect to Margo's principal nursery farm. The lease had an initial term of five years renewable for an additional term of five years at the option of Margo. During the initial term of the lease, rent was set at $19,000 per month. During the renewal term, the rent increases to the greater of (x) $24,000 per month or (y) the original $19,000 per month adjusted on the basis of the increase in the Wholesale Price Index ("WPI") published by the United States Department of Labor, Bureau of Labor Statistics, from the WPI which was in effect on January 1, 1993 to the WPI in effect on January 1, 1998. Additionally, Margo was required to pay all taxes on the property, maintain certain insurance coverages and otherwise maintain the property. The lease also contains an option which permits Margo to purchase the property at its appraised value at any time during the term of the lease. In consideration of the option Margo is required to pay the Spectors $1,000 per month. On January 1, 1998, Margo exercised its renewal option at a monthly rental of $24,000. The Lease terminated on December 31, 2002. The Spectors have committed to grant Margo an option to extend the lease for an additional period of five years ending December 31, 2007. The Company is in the process of negotiating a new lease agreement with the Spectors. The negotiations will be conducted on behalf of the Company by a committee of independent directors. Pending execution of a new lease agreement, the parties have agreed to a month to month arrangement with monthly lease payments of $24,000 as under the prior lease.

Landscaping Services Provided by Margo to Estancias de Cerro Mar,
Inc.

     During 2002 and 2001, Margo provided landscaping and landscape maintenance services to Estancias de Cerro Mar, Inc., an entity controlled by the Spectors, and charged approximately $525,000 and $279,000, respectively, for these services. Margo believes that the prices and other terms granted to Estancias de Cerro Mar, Inc. were at least as favorable to Margo as those charged to unrelated entities.

Certain Other Relationships

     During 2002, Margo engaged Blas Ferraiuoli and Michael A. Rubin, each a director of Margo, to render legal services on behalf of Margo.

                          REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of Margo under the Securities Act of 1933 of the Securities Exchange Act of 1934, except to the extent Margo specifically incorporates this Report by reference therein.

     During fiscal 2000, the Audit Committee of the Board of Directors developed a written charter for the Audit Committee, which was approved by the full Board on June 6, 2000. The complete text of the new charter, which reflects standards set forth in new SEC regulations and Nasdaq rules was reproduced in Appendix A to the proxy statement circulated to shareholders in connection with the 2001 Annual Shareholders Meeting and will be provided upon written request to Margo.

     The role of the Audit Committee is to assist the Board of Directors in its oversight of Margo's financial reporting process. As set forth in the charter, management of Margo is responsible for the preparation, presentation and integrity of Margo's financial statements, Margo's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing Margo's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee discussed with Deloitte & Touche LLP matters related to their independence and has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect and considered whether any other non-audit services provided by Deloitte & Touche are compatible with maintaining the auditors' independence and has discussed with the auditors their independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of Margo's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Margo's auditors are in fact "independent."

     Based upon the reports and discussion described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the charter, the Committee recommended to the Board that the audited financial statements of Margo be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

                  Members of the Audit Committee

                  Ramon L. Dominguez
                  Michael A. Rubin
                  John A. Wing

                  Dated: May 1, 2003


                   PROPOSAL TO APPROVE THE MARGO CARIBE, INC.
                           2003 RESTRICTED STOCK PLAN

General

     The Board of Directors adopted The Margo Caribe, Inc. 2003 Restricted Stock Plan (the "2003 Plan" or the "Plan") on May 2, 2003, subject to approval of Margo's shareholders. The 2003 Plan is intended to provide equity-based compensation to executive officers and other key employees of Margo, its subsidiaries and affiliates. In addition, the Plan includes certain performance goals that Margo may use to define the vesting period for performance-based equity awards when such awards are granted under the Plan. If approved by shareholders, the 2003 Plan will become effective immediately. The Plan and the performance goals are discussed in more detail below. The full text of the 2003 Plan is attached as Exhibit A to this Proxy Statement. The following description of the material features of the 2003 Plan is qualified in its entirety by reference to the text of the 2003 Plan.

     The grant or award of equity-based incentives to executives and other key employees of Margo and its subsidiaries is intended to enable Margo to attract, retain and reward key employees and to strengthen the mutuality of interests between key employees and Margo's shareholders. Margo believes that, among other benefits, restricted stock awards will result in a better alignment between the interests of executives and other key employees and Margo's shareholders. Furthermore, in addition to restricted stock which will vest upon the expiration of a specified period of time, Margo anticipates granting to certain executives and other key employees restricted stock which will vest upon the satisfaction by Margo, a subsidiary and/or a business unit of certain performance goals established by the Compensation Committee of the Board of Directors (the "Committee").

Shareholder Approval Requirements

     The 2003 Plan is being submitted to Margo's shareholders for approval pursuant to Nasdaq's listing standards. Among other requirements, Nasdaq-listed companies must obtain shareholder approval for any stock purchase plan, or any other arrangement, by which officers or directors may acquire stock. There are limited exceptions to this shareholder approval requirement for specific plans or transactions, but none of these exceptions is applicable to the 2003 Plan. Accordingly, Margo is seeking shareholder approval of the 2003 Plan as required by the Nasdaq's listing standards.

Administration

     The 2003 Plan will be administered by the Committee. The Committee consists of not less than three directors of Margo, all of whom are "non-employee" directors, as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act"). Committee members serve at the pleasure of the Board.

     The Committee will have full power to interpret and administer the 2003 Plan and full authority to select the individuals to whom awards will be granted and to determine the type and amount of awards to be granted, the consideration (if any) to be paid for such awards, the timing of such awards, the terms and conditions of awards granted, and the terms and conditions of the related award agreements which will be entered into with any executive or other key employee to whom an award is granted under the Plan ("Participant").

     The Committee will also have the authority to adopt, alter, change and repeal such rules, regulations, guidelines and practices governing the 2003 Plan as it deems advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and any award agreement relating thereto), and otherwise to supervise the administration of the Plan.

Eligibility

     Officers and other key employees of Margo and its subsidiaries and affiliates (but excluding members of the Committee and any other person who serves only as a director) who are responsible for or contribute to the management, growth or profitability of the business of Margo, its subsidiaries or affiliates ("Eligible Persons") will be eligible to receive awards under the Plan. "Affiliates" is defined under the Plan to mean any entity (other than Margo and its subsidiaries) that is designated by the Board as a participating employer under the Plan.

Stock Subject to the Plan

     The total number of shares of Margo Common Stock, $0.001 par value, reserved and available for awards under the 2003 Plan will be 200,000 shares, although this number may be adjusted as discussed below. Any stock issued under the 2003 Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     If any stock subject to any award granted under the 2003 Plan is forfeited, or an award otherwise terminates or expires without the issuance of stock, the stock that is subject to such award will again be available for distribution in connection with future awards under the Plan, unless the Participant has received dividends or other "benefits of ownership" with respect to such stock as defined in the Plan. In such a case, the shares which were the subject of the award in question will not be available for future awards.

     In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, reverse share split, combination of shares or other change in the corporate or capital structure of Margo affecting Margo Common Stock, an appropriate substitution or adjustment will be made in (i) the aggregate number of shares of stock reserved for issuance under the 2003 Plan, (ii) the maximum number of shares that may be subject to awards granted under the Plan to any Eligible Person during any calendar year or other period, and (iii) the number of shares subject to restricted stock awards granted under the Plan, as may be approved by the Committee to prevent dilution or enlargement of rights.

Restricted Stock

     Subject to the terms and conditions of the 2003 Plan, restricted stock may be awarded to Eligible Persons at any time and from time to time as determined by the Committee. The Committee will determine the individuals to whom, and the time or times at which, grants of restricted stock will be made; the number of shares of restricted stock to be awarded to each Eligible Person; the price (if any) to be paid by the Eligible Person; whether the awards will consist of time-based restricted stock or performance-based restricted stock, or a combination thereof; the period or periods within which such restricted stock awards may be subject to restrictions and forfeiture; and the other terms and conditions of such awards in addition to those set forth in the Plan. As to time-based restricted stock, the Committee will also determine the time periods and other conditions upon which such restricted shares will vest.

Performance Goals

     For restricted stock awards that are performance based, the Committee will establish the objective performance goals and any other conditions that must be satisfied as a condition to vesting under the 2003 Plan. Such performance goals will be based on one or more of the following measures, as determined by the
Committee: operating income, net income and/or other operating ratios. Performance goals may be measured on a Company-wide, subsidiary or business-unit basis, or any combination thereof, as determined by the Committee. Performance goals may also reflect the performance of Margo, a subsidiary or business unit alone, or may involve a relative comparison of such performance to the performance of a peer group of entities or other external measure selected by the Committee.

General Terms and Conditions for Restricted Stock Awards

     Restricted stock awarded under the 2003 Plan will be subject to the following terms and conditions and will contain such additional terms and conditions as the Committee deems advisable:

     o The purchase price for shares of restricted stock will be determined by the Committee at the time of grant and may be equal to their par value or zero.

     o The Participant must accept the award of restricted stock by executing a Restricted Stock Award Agreement, delivering an executed copy of the Restricted Stock Award Agreement to Margo and paying the required purchase price (if any).

     o Each Participant of a restricted stock award will receive a stock certificate registered in his or her name and bearing a legend referring to the terms, conditions and restrictions applicable to such award.

     o The Participant will deliver to Margo, or its designee, the stock certificates evidencing such shares of restricted stock with a related stock power. Margo will hold the certificates until the restrictions have lapsed or any conditions to the vesting of such award have been satisfied.

     o At the discretion of Margo, any shares of restricted stock awarded under the Plan may be issued and held in book entry form. In such event, no stock certificates evidencing such shares will be issued to the Participant.

     o Restricted stock awards may include either time-based or performance-based restricted stock, or both. Awards of time-based restricted stock will vest, and all restrictions thereon will terminate, upon the lapse of a period of time specified by the Committee at the time of grant, provided all other conditions to vesting have been met. Performance-based restricted stock awards will vest and all restrictions thereon will terminate upon the certification by the Committee of the achievement of the specified performance goals, provided all other conditions to vesting have been met.

     o Subject to the provisions of the 2003 Plan and the related award agreement, a Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber the shares of restricted stock awarded during the period specified by the Committee at the time of grant. This restriction period must be a minimum of six months and one day in duration (the "Minimum Restriction Period") and may be a function of time or the achievement of specified performance goals, or both, as determined by the Committee at the time of the grant. Subject to these limitations, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors and criteria as the Committee may determine.

     o Except as described above and as provided in the Plan or the applicable award agreement, with respect to the shares of restricted stock awarded, a Participant will have all of the rights of a shareholder of Margo, including the right to vote the stock and the right to receive any dividends declared by the Board of Directors. At the time of the award, the Committee may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional restricted stock to the extent shares are then available or otherwise reinvested. Stock dividends issued with respect to restricted stock will be treated as additional shares of restricted stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

     o No restricted stock will be transferable by the Participant other than by will or by the laws of descent and distribution, except that, if determined by the Committee at the time of grant and so provided in the award agreement, a Participant may transfer restricted stock during his or her lifetime to certain family members and related entities, provided that no consideration is paid for the transfer and that the transfer would not result in the loss of any exemption under Rule 16b-3 of the 1934 Act with respect to any restricted stock. The transferee of restricted stock will be subject to all restrictions, terms and conditions applicable to the restricted stock prior to its transfer, except that no further transfers will be permitted other than by the laws of descent and distribution.

     o If a Participant's employment by Margo or any subsidiary or affiliate terminates by reason of death, any restricted stock held by such Participant at the time of death will thereafter vest or any restrictions lapse, to the extent such restricted stock would have become vested or no longer subject to restriction within one year from the time of death had the Participant continued to fulfill all of the conditions of the restricted stock award during such period. However, if the vesting of an award is conditioned on or subject to the achievement of specified performance goals, such performance goals must be achieved prior to the earlier of the expiration of such one year period or the expiration date of the award, subject in all cases to the Minimum Restriction Period requirement. The balance of the restricted stock will be forfeited.

     o If a Participant's employment by Margo or any subsidiary or affiliate terminates by reason of disability (as defined in the Plan), any restricted stock then held by such Participant will thereafter vest or any restriction lapse, to the extent such restricted stock would have become vested or no longer subject to restrictions within one year from the time of such termination had the Participant continued to fulfill all of the conditions of the restricted stock award during such period. However, if the vesting of an award is conditioned on or subject to the achievement of specified performance goals, such performance goals must be achieved prior to the earlier of the expiration of such one year period or the expiration date of the award, subject in all cases to the Minimum Restriction Period requirement. The balance of the restricted stock will be forfeited.

     o Unless otherwise determined by the Committee at or after the time of granting any award, and except for a "qualifying retirement" (discussed below), if a Participant's employment by Margo or any subsidiary or affiliate terminates for any reason other than death or disability, all restricted stock held by such Participant which is unvested or subject to restriction at the time of such termination will be forfeited at such time.

     o If a Participant's employment with Margo or any of its subsidiaries or affiliates terminates for any reason other than death, disability or the Participant's involuntary termination for cause (as defined in the
          Plan), and if immediately prior to the date of termination of employment (i) the Participant is 55 years of age or older, and (ii) the sum of the Participant's age and completed years of service as an employee of Margo or its subsidiaries or affiliates (disregarding fractions in both cases) totals 70 or more (a "qualifying retirement"), the following provisions will apply:

          o All shares of restricted stock awarded to the Participant which have vested as of the date of the qualifying retirement will be free of restrictions.

          o With respect to any time-based restricted stock award which has not vested, effective as of the Participant's retirement date:
               (a) the award will remain in effect with respect to fifty percent (50%) of the shares covered thereby, and such award will vest on the Participant's retirement date and such shares will be free of restrictions as of the vesting date; and (b) the award will be terminated with respect to the remaining fifty percent (50%) of the shares covered thereby.

          o With respect to any performance-based restricted stock award which has not vested, effective as of the Participant's retirement date; (a) the award will remain in effect with respect to fifty percent (50%) of the shares covered thereby and will vest upon the achievement of the related performance goals (unless an award expires according to its terms prior to the satisfaction of the performance goals, in which event the award will terminate and applicable shares of restricted stock will be forfeited); and (b) the award will terminate as to the remaining fifty percent (50%) of the shares covered thereby. However, if the Participant is the Chief Executive Officer or a member of his or her direct reporting group, and such person has given Margo written notice at least one (1) full year prior to his or her qualifying retirement, no unvested performance-based restricted stock awards will terminate upon such retirement, and one hundred percent (100%) of the shares covered by such awards will remain in effect and will vest upon the achievement of the related performance goals (unless an award expires according to its terms prior to the satisfaction of the performance goals, in which event the award will terminate and applicable shares of restricted stock will be forfeited).

     Notwithstanding the foregoing, if the Committee determines that the Participant is or has engaged in any disqualifying activity (as defined below), then (1) to the extent that any restricted stock award held by such Participant has vested as of the disqualification date (as de.fined below), the Participant will have the right to receive all shares of restricted stock which are vested as of such date and (2) to the extent that any restricted stock award held by such Participant has not vested as of the disqualification date, the award will terminate, and all related shares will be forfeited, as of such date. Any determination by the Committee, which may act upon the recommendation of the Chief Executive Officer or other senior officer of Margo, that the Participant is or has engaged in any disqualifying activity, and as to the disqualification date, will be final and conclusive.

     For purposes of this provision, the term "disqualifying activity" is defined in the Plan to include, among other activities:

     o directly or indirectly being an owner, officer, employee, advisor or consultant to a company that competes with Margo or its subsidiaries or affiliates to an extent deemed material by the Committee, or

     o disclosure to third parties or misuse of any confidential information or trade secrets of Margo, its subsidiaries or affiliates, or

     o any material violation of Margo's Employee's Code of Ethics or any other agreement between Margo and the Participant, or

     o failing in any material respect to perform his or her assigned responsibilities as an employee of Margo or any of its subsidiaries or affiliates, as determined by the Committee, in its sole judgment, after consulting with the Chief Executive Officer.

     The ownership of less than 2% of the outstanding voting securities of a publicly traded corporation which competes with Margo or any of its subsidiaries or affiliates will not constitute a disqualifying activity.

     The term "disqualifying date" is defined in the Plan as the earliest date as of which the Participant engaged in any disqualifying activity, as determined by the Committee.

Change In Control Provision

     In the event of and upon a "Change in Control," as defined below, all restrictions and limitations, if any, applicable to any restricted stock granted under the Plan will terminate and such restricted stock will become fully vested; and unless otherwise determined by the Committee prior to any Change in Control, the value of all outstanding awards, in each case to the extent vested, will be cashed out on the basis of the "Change in Control Price," on the date of any Change in Control.

     A "Change in Control" will occur when any "person" or "group", as such terms are defined in the 1934 Act, directly or indirectly, becomes the "beneficial owner" (as defined in the 1934 Act or the rules adopted there under) of securities of Margo representing 20 percent or more of the combined voting power of Margo's then outstanding securities. However, the terms "person" and "group" will not include Margo, any subsidiary of Margo, any employee benefit Plan sponsored or maintained by Margo or any subsidiary (including any trustee of such plan acting as trustee), Michael J. Spector, Margaret D. Spector or any director who, on the effective date of the 2003 Plan, is the beneficial owner of, or has the right to acquire, an amount of stock that is equal to or greater than five percent of the total number of shares of Margo's stock then outstanding. Further, unless otherwise determined by the Board or any committee of the Board, the terms "person" and "group" will not include any entity or group of entities which has acquired stock of Margo in the ordinary course of business for investment purposes only and not with the purpose or effect of changing or influencing the control of Margo, or in connection with or as a participant in any transaction having that purpose or effect, as demonstrated by the filing by such entity or group of a statement on Schedule 13G (including amendments thereto) pursuant to Regulation 13D under the 1934 Act, as long as such entity or group continues to hold such stock for investment purposes only.

     A "Change in Control" will also occur when, during any period of 24 consecutive months during the existence of the 2003 Plan, the individuals who, at the beginning of that period, constitute the Board of Directors (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority of the Board. However, a director who was not a director at the beginning of such 24-month period will be considered to be an Incumbent Director if the director was elected by, or on the recommendation or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors.

     Finally, a "Change in Control" will include the occurrence of a transaction requiring shareholder approval for the acquisition of Margo, or any portion of the outstanding equity securities or voting power of Margo, by an entity other than Margo or a subsidiary through purchase of stock or assets, by merger or otherwise.

     A change in control will not be deemed to be a Change in Control for purposes of the 2003 Plan if the Board approves such change prior to either: (i) the commencement of any of the events described above; or (ii) the commencement by any person, other than Margo, of a tender offer for Margo's outstanding shares.

     As used above, "Change in Control Price" means the highest price per share paid in any transaction reported on the Nasdaq SmallCap Market, or paid or offered in any bona fide transaction related to a Change in Control of Margo, at any time during the 60-day period immediately preceding the occurrence of the Change in Control, in each case as determined by the Committee.

Amendments and Termination

     The Board may amend, alter or discontinue the 2003 Plan at any time, but no such action will impair the rights under any award previously granted under the Plan without the Participant's consent. Margo will submit to the shareholders of Margo, for their approval, any amendments to the Plan which are required to be approved by shareholders, either by law or the rules and regulations of any governmental authority or any stock exchange upon which the stock is then traded. Shares of Margo Common Stock are currently traded on the Nasdaq SmallCap Market.

     Subject to changes in law or other legal requirements that would permit otherwise, the 2003 Plan may not be amended without the approval of the shareholders, to (a) increase the total number of shares of stock that may be issued under the Plan or to any individual during any calendar year (except for adjustments described above), (b) modify the Plan's eligibility requirements or
(c) change the performance goals which are specified in the Plan and discussed under "Restricted Stock" above.

     The Committee, at any time, may amend the terms of any outstanding award, but no such amendment will be made which would impair the rights under an award previously granted without the Participant's consent; nor will any such amendment reduce the purchase price (if any) of the stock which is subject to an outstanding award; nor will any such amendment be made which would make the applicable exemptions provided by Rule 1 6b-3 under the 1934 Act unavailable to any person holding an award without that person s consent.

     Subject to the above provisions, the Board will have all necessary authority to amend the 2003 Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

Tax Consequences of the 2003 Plan

     The following is a brief summary of the general Puerto Rico and federal income tax consequences of transactions under the 2003 Plan based on Puerto Rico and federal income tax laws in effect as of May 7, 2003. This summary is not intended to be exhaustive and does not describe any foreign or state tax consequences.

     Puerto Rico Tax Consequences

     Under the Puerto Rico Internal Revenue Code of 1994, as amended, restricted stock awards are not included in a Participant's income until the award vests. At vesting, the Participant is taxed, at ordinary income rates, on the fair market value of the stock on the vesting date. Any subsequent appreciation in the stock price would be taxed at capital gains rates (assuming the stock has been held for a period of more than six months from the date of vesting).

     In general, Margo is entitled to a deduction equal to the amount included in the Participant's ordinary income in the year in which such amount is reported for tax purposes by the Participant.

     Federal Tax Consequences

     Participants who are residents of Puerto Rico during the entire taxable year and perform services for Margo or its subsidiaries or affiliates in Puerto Rico, will not have any gross income for federal income tax purposes in respect of the grant of the award or when the award vests.

     Margo is organized under the laws of the Commonwealth of Puerto Rico and, at the present time, it is not directly engaged in any trade or business in the United States. As a Puerto Rico corporation, Margo is subject generally to a flat 30% federal income tax on its fixed or determinable, annual or periodic income, if any, from sources within the United States and would not be entitled to claim any deductions in computing its U.S. income tax liability. Accordingly, the limitations imposed by Section 162(m) of the United States Internal Revenue Code of 1986, as amended, for compensation paid to a corporation's chief executive officer or its four other most highly compensated executive officers should not apply to Margo.

Term of Plan

     No award will be granted pursuant to the 2003 Plan on or after May 2, 2013, but awards granted prior to such date may extend beyond that date.

Other Benefit Plans for Executives and Other Key Employees

     Margo maintains other benefits and plans to compensate and reward executives and other key employees in addition to their regular salary. Each such employee has the potential to earn an annual cash bonus, is eligible to participate in the 1998 Plan and the Retirement Plan and may be able to participate in the health and other employee benefit plans that are generally available to regular employees of Margo who satisfy minimum requirements. Further information concerning Margo's equity compensation plans and the Retirement Plan can be found beginning on page 10 of this proxy statement.

Vote Required for Approval

     The affirmative vote of the majority of the votes present in person or by proxy by stockholders entitled to vote at the Annual Meeting is required to approve this proposal. Therefore, abstentions shall have the effect of a vote against the proposal. Broker non- votes will have no effect on the proposal. Since the Spectors own more than a majority of the outstanding shares of Margo Common Stock, the Spectors have sufficient votes to approve this proposal. The Spectors have indicated that they intend to vote for the approval of this proposal.

     The Board of Directors recommends that the shareholders vote FOR this proposal.

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Deloitte & Touche LLP to act as Margo's independent accountants for the year ending December 31, 2003 subject to ratification by Margo's shareholders. Deloitte & Touche LLP has served as Margo's independent public accountants since 1997. Services provided to Margo and its subsidiaries by Deloitte & Touche in fiscal 2002 included the examination of Margo's consolidated financial statements, limited reviews of quarterly reports, preparation of tax returns, and consultations on various tax and accounting matters. Deloitte & Touche LLP did not render any services related to financial information systems design or implementation or internal audit services.

     Audit Fees

     The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of Margo's annual financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in Margo's Quarterly Reports on Form 10-Q filed with the SEC for that fiscal year were $66,650.

     All Other Fees

     The aggregate fees billed by Deloitte & Touche LLP for services rendered to Margo, other than the services described above under "Audit Fees", for the fiscal year ended December 31, 2002 were $26,150, all of which was for tax services.

     The submission of this proposal to a vote of shareholders is not legally required. If the selection of Deloitte & Touche LLP is not approved, the Audit Committee and the Board of Directors will reconsider its selection. The affirmative vote of a majority of the shares of Common Stock represented, in person or by proxy, at the Annual Meeting is required to adopt this proposal.

     A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

     The Board of Directors unanimously recommends that stockholders vote for ratification of the selection of Deloitte & Touche LLP as Margo's independent accountants.

                                  SECTION 16(A)
                    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934, as amended, requires Margo's directors and executive officers to report their ownership of and transactions in Margo's Common Stock to the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers. Copies of these reports are also required to be supplied to Margo. Specific dates for filing these reports have been established by the SEC, and Margo is required to report in the annual report any failure of its directors and executive officers to file by the relevant due date any of these reports during the fiscal year ended December 31, 2002. Based solely on its review of the copies of the report received by it, Margo believes that all such filing requirements were satisfied, except that, Mark Greene, a former Director, failed to timely file one report related to the purchase of 230 common shares and J. Fernando Rodriguez failed to timely file one report related to the purchase of 330 common shares.

                              STOCKHOLDER PROPOSALS

     Any proposal that a stockholder wishes to present for consideration at the 2003 Annual Meeting of Stockholders must be received by Margo by the close of business on January 8, 2004. Proposals should be directed to the attention of the Secretary of Margo.

                                  ANNUAL REPORT

     A copy of Margo's Annual Report to Shareholders containing the consolidated financial statements of Margo for the fiscal year ended December 31, 2002 is being mailed to each stockholder together with this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

                                  OTHER MATTERS

     Management is not aware of any other matters to be presented for action at the Annual Meeting other than those described in the accompanying notice of meeting and routine matters incidental to the conduct of the meeting. However, if any other matter properly comes before the Annual Meeting, the persons named as proxies will vote in accordance with their best judgment on such matter.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                                      Margaret D. Spector
                                                           Secretary

Vega Alta, Puerto Rico
May 7, 2003

                                                                       EXHIBIT A

                               MARGO CARIBE, INC.
                           2003 RESTRICTED STOCK PLAN


SECTION 1.  ESTABLISHMENT; PURPOSE; DEFINITIONS.

          (a) Margo Caribe, Inc., a Puerto Rico corporation (the "Company"), hereby establishes an incentive compensation plan for key employees, to be known as "The Margo Caribe, Inc. 2003 Restricted Stock Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Restricted Stock to key employees of the Company and its Subsidiaries and Affiliates.

          (b) The purpose of the Plan is to enable the Company to attract, retain and reward key employees of the Company and its Subsidiaries and Affiliates and strengthen the mutuality of interests between such key employees and the Company's shareholders by offering such key employees equity incentives.

          (c) For purposes of the Plan, the following terms shall have the meanings set forth below:

               "Affiliate" means any entity (other than the Company and its Subsidiaries) that is designated by the Board as a participating employer under the Plan.

               "Award" means any award of Restricted Stock under the Plan.

               "Award Agreement" means an agreement setting forth the terms and conditions applicable to an Award granted to a Participant under the Plan.

               "Board" means the Board of Directors of the Company.

               "Book Value"  means,  as of any given date,  on a per share basis
          (1) the shareholders' equity in the Company as of the end of the immediately preceding fiscal year as reflected in the Company's audited consolidated balance sheet as of such year-end date, subject to such adjustments as the Committee shall specify at or after grant, divided by (2) the number of outstanding shares of Stock as of such year-end date, subject to such adjustments as the Committee shall specify for events subsequent to such year-end date.

               "Change in  Control"  has the  meaning  assigned to it in Section
          6(b).

               "Change  in  Control  Price" has the  meaning  assigned  to it in
          Section 6(c).

               "Committee" means the Compensation Committee of the Board.

               "Company" means Margo Caribe, Inc., a Puerto Rico corporation, or any successor corporation.

               "Disability" means a mental or physical condition which, in the opinion of the Committee, renders a Participant unable or incompetent to carry out the job responsibilities held by such Participant or the duties assigned to such Participant at the time such condition arose or was incurred, and which is expected to be permanent or for an indefinite duration.

               "Eligible Persons" has the meaning assigned to it in Section 4.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Expiration Date" means the date upon which an Award, or any portion thereof, is scheduled to expire or terminate if not exercised or vested prior thereto, as determined by the Committee.

               "Fair Market Value" means, as of any given date, the mean between the highest and lowest quoted selling price of the Stock on such date on the Nasdaq SmallCap Market or, if no such sale of the Stock occurs on the Nasdaq SmallCap Market on such date, then such mean price on the next preceding day on which the Stock was traded. If the Stock is no longer traded on the Nasdaq SmallCap Market, then the Fair Market Value of the Stock shall be determined by the Committee in good faith.

               "Family Member" means a Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, a trust in which any of these persons (and/or the Participant) holds more than 50% of the beneficial interest, a foundation in which any of these persons (and/or the Participant) controls the management of assets and any other entity in which any of these persons (and/or the Participant) owns more than 50% of the voting interests.

               "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Commission.

               "Participant" means an Eligible Person who holds an outstanding Award granted under the Plan.

               "Performance-Based Restricted Stock" means an Award of Restricted Stock, which will vest upon the achievement of Performance Goals established by or under the direction of the Committee and set forth in the related Award Agreement.

               "Performance Goals" means the performance goals established by the Committee with respect to any Award, which shall be based on one or more of the following measures: operating income, net income and/or operating ratios. Performance goals may be measured on a corporate, subsidiary or business unit basis, or any combination thereof. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure.

               "Plan" means The Margo Caribe, Inc. 2003 Restricted Stock Plan, as amended from time to time.

               "Restricted Stock" means an Award of shares of Stock that is made pursuant to Section 5 and is subject to restrictions.

               "Restriction Period" and "Minimum Restriction Period" shall have the meanings assigned to them in Section 5(b)(6).

               "Section 16 Participant" means a Participant under the Plan who is then subject to Section 16 of the Exchange Act.

               "Stock" means the Common Shares, $0.001 par value per share, of the Company.

               "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               "Time-based Restricted Stock" means an Award of Restricted Stock that will vest upon the lapse of a time period determined by or under the direction of the Committee and specified in the related Award Agreement.

SECTION 2.  ADMINISTRATION.

     The Plan shall be administered by the Committee. The Committee shall consist of not less than three directors of the Company, all of whom shall be Non-Employee Directors. Committee members shall be appointed by the Board and shall serve on the Committee at the pleasure of the Board. The functions of the Committee specified in the Plan shall be exercised by the Board if and to the extent that no Committee exists which has the authority to so administer the Plan.

     The Committee shall have full power to interpret and administer the Plan and full authority to select the individuals to whom Awards will be granted and to determine the type and amount of Awards to be granted to each Participant, the consideration, if any, to be paid for such Awards, the timing of such Awards, the terms and conditions of Awards granted under the Plan and the terms and conditions of the related Award Agreements which will be entered into with Participants. As to the selection of and grant of Awards to Participants who are not Section 16 Participants, the Committee may delegate its responsibilities to members of the Company's management consistent with applicable law.

     The Committee shall have the authority to adopt, alter, change and repeal such rules, regulations, guidelines and practices governing the Plan, from time to time, as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto); to direct employees of the Company or other advisors to prepare such materials or perform such analyses as the Committee deems necessary or appropriate; and otherwise to supervise the administration of the Plan.

     Any interpretation and administration of the Plan by the Committee, and all actions and determinations of the Committee, shall be final, binding and conclusive on the Company, its shareholders, Subsidiaries, Affiliates, all Participants in the Plan, their respective legal representatives, successors and assigns and all persons claiming under or through any of them. No member of the Board or of the Committee shall incur any liability for any action taken or omitted, or any determination made, in good faith in connection with the Plan.

SECTION 3.  STOCK SUBJECT TO THE PLAN.

          (a) Aggregate Stock Subject to the Plan. Subject to adjustment as provided in Section 3(c) below, the total number of shares of Stock reserved and available for Awards under the Plan is 200,000. Any Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

          (b) Forfeiture or Termination of Awards or Stock. If any Stock subject to any Award granted hereunder is forfeited or an Award otherwise terminates or expires without the issuance of Stock, the Stock that is subject to such Award shall again be available for distribution in connection with future Awards under the Plan as set forth in Section 3(a), unless the Participant who had been awarded such forfeited Stock or the expired or terminated Award has theretofor received dividends or other benefits of ownership with respect to such Stock. For purposes hereof, a Participant shall not be deemed to have received a benefit of ownership with respect to such Stock by the exercise of voting rights or the accumulation of dividends which are not realized due to the forfeiture of such Stock or the expiration or termination of the related Award without issuance of such Stock.

          (c) Adjustment. In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, reverse share split, combination of shares or other change in the corporate or capital structure of the Company affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares of Stock reserved for issuance under the Plan, in the maximum number of shares that may be subject to Awards granted to any Participant during any calendar year or other period and in the number of shares subject to Restricted Stock Awards granted under the Plan as may be approved by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided that the number of shares subject to any Award shall always be a whole number. Any fractional shares shall be eliminated.


SECTION 4.  ELIGIBILITY.

     Officers and other key employees of the Company and its Subsidiaries and Affiliates (but excluding members of the Committee and any other person who serves only as a director) who are responsible for or contribute to the management, growth or profitability of the business of the Company or its Subsidiaries or Affiliates ("Eligible Persons") are eligible to be granted Awards under the Plan.

SECTION 5.  RESTRICTED STOCK.

          (a) Grant. Subject to the terms and conditions of the Plan, Restricted Stock may be awarded to Eligible Persons at any time and from time to time as shall be determined by the Committee. The Committee shall determine the individuals to whom, and the time or times at which, grants of Restricted Stock will be made; the number of shares of Restricted Stock to be awarded to each Participant; the price (if any) to be paid by the Participant (subject to Section 5(b)); whether the Awards will consist of Performance-Based Restricted Stock or Time-Based Restricted Stock or a combination thereof; the date or dates or conditions upon which Restricted Stock Awards will vest, whether through lapse of time or the achievement of specified Performance Goals; the Performance Goal or Goals, if any, that must be satisfied as a condition to the vesting of any Restricted Stock Award; the period or periods within which such Restricted Stock Awards may be subject to forfeiture; and the other terms and conditions of such Awards in addition to those set forth in Section 5(b).

          The Committee may condition the grant or vesting of Restricted Stock upon the lapse of time or the attainment of specified Performance Goals or such other factors as the Committee may determine in its sole discretion.

          (b) Terms and Conditions. Restricted Stock awarded under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable. A Participant who receives a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has executed an Award Agreement evidencing the Award in the form approved from time to time by the Committee and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award.

          (1) The purchase price for shares of Restricted Stock shall be determined by the Committee at the time of grant and may be equal to their par value or zero.

          (2) Awards of Restricted Stock must be accepted by executing the related Restricted Stock Award Agreement, delivering an executed copy of such Restricted Stock Award Agreement to the Company and paying whatever price (if any) is required under Section 5(b)(1).

          (3) Subject to Section 5(b)(5), each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award.

          (4) Subject to Section 5(b)(5), the stock certificates evidencing such shares of Restricted Stock shall be delivered to and held in custody by the Company, or its designee, until the restrictions thereon shall have lapsed or any conditions to the vesting of such Award have been satisfied. As a condition of any Restricted Stock Award, the Participant shall deliver to the Company a stock power, endorsed in blank, relating to the Stock covered by such Award.

          (5) In the discretion of the Company, any shares of Restricted Stock awarded to any Participant may be issued and held in book entry form. In such event, no stock certificates evidencing such shares will be issued and the applicable restrictions will be noted in the records of the Company's transfer agent and in the book entry system.

          (6) A Participant may be granted an Award of Time-Based Restricted Stock or Performance- Based Restricted Stock, or a combination thereof. Time-Based Restricted Stock Awards will vest and all restrictions thereon will terminate upon the lapse of a period of time specified by the Committee, provided all other conditions to vesting have been met. Performance-Based Restricted Stock Awards will vest and all restrictions thereon will terminate upon the certification by the

               Committee of the achievement of the specified Performance Goals, provided all other conditions to vesting have been met.

          (7) Subject to the provisions of this Plan and the related Restricted Stock Award Agreement, during the period set by the Committee commencing with the date of a Restricted Stock Award (the "Restriction Period"), the Participant who has received such Award shall not be permitted to sell, transfer, pledge, assign or otherwise encumber the shares of Restricted Stock which are subject to such Award. The Restriction Period shall not be less than six months and one day in duration ("Minimum Restriction Period") and may be a function of time or the achievement of Performance Goals, or both, as determined by the Committee at the time of grant. Subject to these limitations and the Minimum Restriction Period requirement, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors and criteria as the Committee may determine, in its sole discretion.

          (8)  Except as provided in this Section  5(b)(8),  Section  5(b)(7) or
               Section 5(b)(9), the Participant shall have, with respect to the shares of Restricted Stock awarded, all of the rights of a shareholder of the Company, including the right to vote the Stock and the right to receive any dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 9(f), in additional Restricted Stock to the extent shares are available under Section 3, or otherwise reinvested. Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

          (9) No Restricted Stock shall be transferable by any Participant other than by will or by the laws of descent and distribution, except that, if determined by the Committee at the time of grant and so provided in the applicable Award Agreement, a Participant may transfer Restricted Stock during his or her lifetime to one or more of his or her Family Members, provided that no consideration is paid for the transfer and that the transfer would not result in the loss of any exemption under Rule 16b-3 of the Exchange Act with respect to any Restricted Stock. The transferee of Restricted Stock will be subject to all restrictions, terms and conditions applicable to the Restricted Stock prior to its transfer, except that the Restricted Stock will not be further transferable by the transferee other than by will or by the laws of descent and distribution.

          (10) If a Participant's employment by the Company or any Subsidiary or Affiliate terminates by reason of death, any Restricted Stock held by such Participant at the time of death shall thereafter vest or any restrictions lapse, to the extent such Restricted Stock would have become vested or no longer subject to restriction within one year from the time of death had the Participant continued to fulfill all of the conditions of the Restricted Stock Award during such period; provided that, if the vesting of such Award is conditioned on or subject to the achievement of specified Performance Goals, such Performance Goals are achieved prior to the earlier of the expiration of such one year period or the Expiration Date of the Award, subject in all cases to the Minimum Restriction Period requirement. The balance of the Restricted Stock shall be forfeited.

          (11) If a Participant's employment by the Company or any Subsidiary or Affiliate terminates by reason of Disability, any Restricted Stock then held by such Participant shall thereafter vest or any restriction lapse, to the extent such Restricted Stock would have become vested or no longer subject to restrictions within one year from the time of such termination had the Participant continued to fulfill all of the conditions of the Restricted Stock Award during such period; provided that, if the vesting of such Award is conditioned on or subject to the achievement of specified Performance Goals, such Performance Goals are achieved prior to the earlier of the expiration of such one year period or the Expiration Date of the Award, subject in all cases to the Minimum Restriction Period requirement. The balance of the Restricted Stock shall be forfeited.

          (12) Unless otherwise determined by the Committee at or after the time of granting any Restricted Stock Award, and except as provided in
               Section 5(b)(13) hereof, if a Participant's employment by the Company or any Subsidiary or Affiliate terminates for any reason other than death or Disability, all Restricted Stock held by such Participant which is unvested or subject to restriction at the time of such termination shall thereupon be forfeited.

          (13) If a Participant's employment with the Company (or any of its Subsidiaries or Affiliates) terminates due to a Qualified Retirement (as defined below), the following provisions shall apply (subject in all cases to Section 5(b)(13)(C) hereof):

               (A) If and to the extent that any Award Installment (as defined below) is vested as of the Qualified Retirement Date (as defined below), all shares of Restricted Stock held by the Participant in connection with such Award Installment shall be free of applicable restrictions and delivered to the Participant (subject to Section 5(b)(5));

               (B) (i) With respect to all Time-Based Restricted Stock Awards held by the

                    Participant on his or her Qualified Retirement Date, if and to the extent that any Award Installment is not vested as of such Qualified Retirement Date, such Award Installment (a) shall remain in effect with respect to fifty percent (50%) of the shares of Stock covered thereby and, as to such shares, shall immediately vest on the Participant's Qualified Retirement Date, and shall thereafter be free of applicable restrictions and delivered to the Participant (subject to Section 5(b)(5)); and (b) shall terminate, effective as of the Qualified Retirement Date, with respect to the remaining fifty percent (50%) of the shares covered by such Award Installment.

                    (ii) with respect to all Performance- Based Restricted Stock Awards held by the Participant on his or her Qualified Retirement Date, if and to the extent that any Award Installment is not vested as of the Qualified Retirement Date, such Award Installment (a) shall remain in effect with respect to fifty percent (50%) of the shares of Stock covered thereby and, as to such shares, shall vest upon the achievement of the related Performance Goals (unless such Performance Goals are not achieved prior to the Expiration Date applicable to such Award Installment, in which event the Award Installment will terminate, and all shares of Restricted Stock covered by such Award Installment will be forfeited, as of such Expiration Date), and (b) shall terminate, effective as of the Qualified Retirement Date, with respect to the remaining fifty percent (50%) of the shares covered by such Award Installment; provided that, with respect to any member of the Company's Senior
                    Management Group (as defined below) who has given the Company at least one (1) full year's prior written notice of his or her retirement, upon any Qualified

                    Retirement of such individual, no portion of any Performance-Based Restricted Stock Awards held by such Participant on his or her Qualified Retirement Date will terminate on such date, but such Awards will remain in effect and one hundred percent (100%) of the shares subject to each such Award held by such Participant on his or her Qualified Retirement Date shall vest as of the date on which the applicable Performance Goals have been achieved (unless such Performance Goals are not achieved prior to the Expiration Date applicable to such Award, in which event the Award will terminate, and all shares of Restricted Stock covered by such Award will be forfeited, as of such Expiration Date).

               (C) If the Committee determines that the Participant is or has engaged in any Disqualifying Activity (as defined below), then (1) to the extent that any Restricted Stock Award held by such Participant has vested as of the Disqualification Date (as defined below), the Participant shall have the right to receive all shares of Restricted Stock which are vested as of such date (subject to Section 5(b)(5)) and (2) to the extent that any Restricted Stock Award held by such Participant has not vested as of the Disqualification Date, the Award shall terminate, and all related shares shall be forfeited, as of such date. Any determination by the Committee, which may act upon the recommendation of the Chief Executive Officer or other senior officer of the Company, that the Participant is or has engaged in any Disqualifying Activity, and as to the Disqualification Date, shall be final and conclusive.

               (D) For purposes of Section 5(b)(13), the following terms are defined as follows:

                         (i) Qualified Retirement - any termination of a Participant's employment with the Company or its Subsidiaries or Affiliates for any reason (other than death, Disability or an involuntary termination for Cause) if, at or immediately prior to the date of such termination, the Participant satisfies both of the following conditions:

                    (a)  the Participant is 55 year of age or older; and

                    (b) the sum of the Participant's age and completed years of service as an employee of the Company or its Subsidiaries or Affiliates (disregarding fractions in both cases) shall total 70 or more.

                         (ii) Qualified  Retirement  Date - the date as of which
                    the Participant's employment with the Company or its Subsidiaries or Affiliates shall terminate pursuant to a Qualified Retirement.

                         (iii)Disqualifying   Activity   -  means   any  of  the
                    following acts or activities:

                    (a) directly or indirectly serving as a principal, shareholder, partner, director, officer, employee or agent of, or as a consultant, advisor or in any other capacity to, any business or entity which competes with the Company or its Subsidiaries or Affiliates in any business or activity then conducted by the Company or any of its Subsidiaries or Affiliates to an extent deemed material by the Committee; or

                    (b) any disclosure by the Participant, or any use by the Participant for his or her own benefit or for the benefit of any other person or entity (other than the Company or its Subsidiaries or Affiliates), of any confidential information or trade secret of the Company or any of its Subsidiaries or Affiliates without the consent of the Company; or

                    (c) any material violation of any of the provisions of the Company's Employee's Code of Ethics ("Code of Conduct") or any agreement between the Participant and the Company;

                    (d) making any other disclosure or taking any other action which is determined by the Committee to be materially detrimental to the business, prospects or reputation of the Company or any of its Subsidiaries or Affiliates; or

                    (e) the Participant fails, in any material respect, to perform his or her assigned responsibilities as an employee of the Company or any of its Subsidiaries or Affiliates, as determined by the Committee, in its sole judgment, after consulting with the Chief Executive Officer.

                    The ownership of less than 2% of the outstanding voting securities of a publicly traded corporation which competes with the Company or any of its

                    Subsidiaries   or   Affiliates   shall  not   constitute   a
                    Disqualifying Activity.

                         (iv) Cause - means a felony conviction of a Participant
                    or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty, any of which, in the judgment of the Committee, is harmful to the business or reputation of the Company or any Subsidiary or Affiliate; or any material violation of the Code of Conduct or any agreement between the Participant and the Company.

                         (v) Disqualification Date - the earliest date as of which the Participant engaged in any Disqualifying Activity, as determined by the Committee.

                         (vi) Award  Installment - if the Restricted Stock Award
                    consists of multiple Awards, each with a separate Vesting Date and/or separate Expiration Date, any one of such Awards or, if the Restricted Stock Award consists of a single Award, with a single Vesting Date and a single Expiration Date, then the entire Award.

                         (vii)Vesting Date - the date on which any restrictions on a Restricted Stock Award terminate and such Award vests, whether by reason of lapse of time, the achievement of specified Performance Goals or both.

                         (viii)  Senior  Management  Group  -  means  the  Chief
                    Executive Officer and other members of the executive management team (i.e., the Chief Executive Officer's Direct Reporting Group) determined, with respect to any Participant, on the date of his or her retirement from the Company.

SECTION 6.  CHANGE IN CONTROL PROVISION.

          (a) Impact of Event. In the event of and upon a "Change in Control" as
     defined  in  Section  6(b),  the  following   acceleration   and  valuation
     provisions shall apply:

          (1) All restrictions, limitations and Performance Goals, if any, applicable to any Restricted Stock shall terminate and such Stock shall be deemed fully vested; and

          (2) The value of all outstanding Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price", as defined in Section 6(c), as of the date such Change in Control is determined to have occurred.

          (b) Definition of Change in Control. For purposes of Section 6(a), a "Change in Control" means the happening of any of the following:

          (1) When any "person" as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act, but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities; provided, however, that the terms "person" and "group" shall not include any "Excluded Director", and the term "Excluded Director" means any director who, on the effective date of the Plan, is the beneficial owner of or has the right to acquire an amount of Stock equal to or greater than five percent of the number of shares of

               Stock outstanding on such effective date; and further provided that, unless otherwise determined by the Board or any committee thereof, the terms "person" and "group" shall not include any entity or group of entities which has acquired Stock of the Company in the ordinary course of business for investment purposes only and not with the purpose or effect of changing or influencing the control of the Company, or in connection with or as a participant in any transaction having such purpose or effect ("Investment Intent"), as demonstrated by the filing by such entity or group of a statement on Schedule 13G (including amendments thereto) pursuant to Regulation 13D under the Exchange Act, as long as such entity or group continues to hold such Stock with an Investment Intent;

          (2) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Section 6(b)(2); or

          (3) The occurrence of a transaction requiring shareholder approval for the acquisition of the Company, or any portion of the outstanding equity securities or voting power of the Company, by an entity other than the Company or a Subsidiary through purchase of Stock or assets, by merger or otherwise;

     provided, however, a change in control shall not be deemed to be a Change in Control for purposes of the Plan if the Board approves such change prior to either (i) the commencement of any of the events described in Section 6(b)(1), (2), or (3) or (ii) the commencement by any person other than the Company of a tender offer for Stock.

          (c) Change in Control Price. For purposes of this Section 6, "Change in Control Price" means the highest price per share paid in any transaction reported on the Nasdaq SmallCap Market, or paid or offered in any bona fide transaction related to a Change in Control of the Company, at any time during the 60-day period immediately preceding the occurrence of the Change in Control, in each case as determined by the Committee.

SECTION 7.  AMENDMENTS AND TERMINATION.

     The Board may at any time, in its sole discretion, amend, supplement, alter or discontinue the Plan, but no such amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under an Award theretofore granted, without the Participant's consent. The Company shall submit to the shareholders of the Company for their approval any amendments to the Plan which are required to be approved by shareholder by law or the rules and regulations of any governmental authority or any stock exchange or upon which the Stock is then traded.

     Subject to changes in law or other legal requirements that would permit otherwise, the Plan may not be amended without the approval of the shareholders, to (a) increase the total number of shares of Stock that may be issued under the Plan or to any Participant during any calendar year (except for adjustments pursuant to Section 3(c)), (b) modify the Plan's eligibility requirements, or
(c) change the Performance Goals specified in Section 1(c).

     The Committee may at any time, in its sole discretion, amend the terms of any outstanding Award, but no such amendment shall be made which would impair the rights of a Participant under an Award theretofore granted, without the Participant's consent; nor shall any such amendment reduce the purchase price (if any) of the Stock which is subject to an outstanding Award; nor shall any such amendment be made which would make the applicable exemptions provided by Rule 16b-3 under the Exchange Act unavailable to any Section 16 Participant holding an Award without the Participant's consent.

     Subject to the above provisions, the Board shall have all necessary authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

SECTION 8.  UNFUNDED STATUS OF PLAN.

     The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

SECTION 9.  GENERAL PROVISIONS.

          (a) The Committee may require each Participant acquiring Stock pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the Stock without a view to distribution thereof. Any certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          All shares of Stock or other securities issued under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any certificates for such shares to make appropriate reference to such restrictions or to cause such restrictions to be noted in the records of the Company's stock transfer agent and any applicable book-entry system.

          (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

          (c) Neither the adoption of the Plan, nor its operation, nor any document describing, implementing or referring to the Plan, or any part thereof, shall confer upon any Participant under the Plan any right to continue in the employ, or as a director, of the Company or any Subsidiary or Affiliate, or shall in any way affect the right and power of the Company or any Subsidiary or Affiliate to terminate the employment, or service as a director, or change the job title, duties, authority, position or compensation of any Participant in the

     Plan at any time with or without assigning a reason therefor, to the same extent as the Company or any Subsidiary or Affiliate might have done if the Plan had not been adopted.

          (d) For purposes of this Plan, a transfer of a Participant between the Company and any of its Subsidiaries or Affiliates, or between such Subsidiaries or Affiliates, shall not be deemed a termination of employment or adversely affect or enlarge the rights of any Participant under this Plan or with respect to any Award.

          (e) No later than the date as of which an amount first becomes includable in the gross income of the Participant for federal, state or Puerto Rico income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, Puerto Rico or local taxes or other items of any kind required by law to be withheld with respect to such amount. Subject to the following sentence, unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including unrestricted Stock previously owned by the Participant or Stock that is part of the Award that gives rise to the withholding requirement. Notwithstanding the foregoing, any election by a
     Section 16 Participant to settle such tax withholding obligation with Stock that is previously owned by the Participant or part of such Award shall be subject to prior approval by the Committee, in its sole discretion. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries and Affiliates to the extent permitted by law shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

          (f) The actual or deemed reinvestment of dividends in additional Stock or Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account the then outstanding and previously granted Restricted Stock).

          (g) The Plan, all Awards made and all actions taken thereunder and any agreements relating thereto, shall be governed by and construed in accordance with the laws of the Commonwealth of Puerto Rico.

          (h) In the event any Award is transferred or assigned pursuant to a court order, such transfer or assignment shall be without liability to the Company and the Company shall have the right to offset against such Award any expenses (including attorneys' fees) incurred by the Company in connection with such transfer or assignment.

          (i) All Award Agreements entered into with Participants pursuant to the Plan shall be subject to the Plan. A Participant who receives an Award under the Plan shall not have any rights with the respect to such Award, unless and until such Participant has executed an Award Agreement evidencing the Award, in the form approved by the Committee; has delivered a fully-executed copy of such Award Agreement to the Company; and has otherwise complied with the applicable terms and conditions of such Award.

          (j) The provisions of Awards need not be the same with respect to each Participant.

SECTION 10.  SHAREHOLDER APPROVAL; EFFECTIVE DATE OF PLAN.

     The Plan was adopted by the Board on May 2, 2003 and is subject to approval by the holders of the Company's outstanding Stock, in accordance with applicable law. The Plan will become effective on the date of such approval.

SECTION 11.  TERM OF PLAN.

     No Award shall be granted pursuant to the Plan on or after May 2, 2013, but Awards granted prior to such date may extend beyond that date.

                               MARGO CARIBE, INC.
                     PROXY - ANNUAL MEETING OF STOCKHOLDERS


The undersigned hereby appoints Michael J. Spector and Alfonso Ortega, and each of them severally, as proxies, with full power of substitution, to vote on behalf of the undersigned all of the shares of the Common Stock of MARGO CARIBE, INC., a Puerto Rico corporation (the "Company"), which the undersigned is entitled to vote a the Annual Meeting of Stockholders of the Company to be held at the offices of Piertrantoni Mendez & Alvarez LLP, Suite 1901, Banco Popular Center, 209 Munoz Rivera Avenue, San Juan, Puerto Rico on Friday, May 30, 2003 at 10:00 a.m. (local time), and at any adjournment or postponement thereof, upon the following matters:

(1)  To elect six directors;
(2)  To approve the Margo Caribe, Inc. 2003 Restricted Stock Plan;
(3) To ratify the appointment to Deloitte & Touche LLP as the Company independent accountants; and
(3) To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER ON THE OTHER SIDE HEREOF, IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" EACH OF THE ABOVE PROPOSALS.


                   (Continued and to be signed on other side)


    Address Change/Comments (Mark the corresponding box on the reverse side)





--------------------------------------------------------------------------------

Proposal (1) Election of Directors

The nominees for election to the Board of Directors are:

Nominees: 01 Ramon L. Dominguez, 02 Jairo Estrada, 03 Blas R. Ferraluoli,
          04 J. Fernando Rodriguez, 05 Michael A. Rubin, 06 Michael J. Spector

                        FOR                 WITHHOLD
                    all nominees            AUTHORITY
                       listed            for all nominees
                        [ ]                    [ ]

(INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name on the line immediately below.

                   __________________________________________

Proposal (2) Approval of The Margo Caribe, Inc. Restricted Stock Plan


            FOR                   AGAINST                ABSTAIN
            [ ]                     [ ]                    [ ]

                   __________________________________________

Proposal (3) Ratification of appointment of Deloitte & Touche LLP as independent accountants of the Company;


            FOR                   AGAINST                ABSTAIN
            [ ]                     [ ]                    [ ]

                   __________________________________________


Proposal (4) In the  discretion of such proxies,  upon such other matters as may properly come before the annual meeting or any adjournment or postponement thereof.



Dated: __________________________________________, 2003



Signature of Stockholder _______________________________________________________



Signature of Stockholder _______________________________________________________


When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. Joint owners should both sign. Please be sure to date the proxy and return the proxy promptly.